UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant’s telephone number, including area code

Date of fiscal year end: November 30, 2023

Date of reporting period: May 31, 2023

Item 1. Report to Stockholders.

2023 Semi-Annual Report

May 31, 2023

www.TortoiseEcofin.com

Tortoise

2023 Semi-Annual Report

TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Sector allocations

Name/Ticker	Primary focus	Total assets ($ Millions)[1]	By asset type[1]	By ownership structure[1]

Tortoise North American Pipeline Fund NYSE Arca: TPYP Inception: 6/29/2015	North American pipeline companies	$473.0

Name/Ticker	Primary focus	Total assets ($ Millions)[1]	By sector[1]	By geography[1]

Ecofin Global Water ESG Fund NYSE Arca: EBLU Inception: 2/14/2017	Water companies	$47.0

1 As of 5/31/2023

(unaudited)

TortoiseEcofin	1

Letter to shareholders

Dear shareholder,

The first half of the 2023 fiscal year proved to be a volatile environment for the energy infrastructure sector. Energy infrastructure displayed strong earnings fundamentals while navigating recessionary concerns, declining commodity prices, and a macro environment favoring growth stocks over value stocks. Fundamentals and earnings estimates for companies in the water sector remained healthy due to the underlying secular growth drivers.

Energy and power infrastructure

The broad energy sector, as represented by the S&P Energy Select Sector® Index returned -14.2% for the first half of 2023 fiscal year. The first half of 2023 saw the energy sector pressured by lower prices in both crude oil (-14.3%) and natural gas (-57.5%) on recession concerns and warmer-than-expected winter weather. On the contrary, long-term supply concerns remained as 2022 was the eighth consecutive year of underinvestment in oil and gas. The opportunity for North American energy infrastructure remains as the U.S. energy industry focuses on maximizing shareholder returns. Global underinvestment resulting from environmental, social and governance (ESG) commitments and energy transition is likely to keep global stock balances extremely tight for the foreseeable future.

The global energy markets remained dynamic to start 2023. Most notable was OPEC+ twice cutting crude oil production. The production cuts (April 2023 for 1.6mm b/d and June 2023 for 1mm b/d) are intended to tighten the market as short-term demand concerns remain. These followed a production cut from OPEC+ of 2mm b/d in October 2022. We believe OPEC+ is sending a clear message to the market it is focusing on profits over market share. This is a marked change from past messaging and is aligned with U.S. shale prioritizing profits over market share. Russian crude, despite Western sanctions, remained more resilient than expected, yet volumes are projected to decline and/or face longer transit times to their end market. In the physical markets, U.S. production remained steady. For 2023, the Energy Information Agency (EIA) forecasts that U.S. crude production will increase 0.7 mm b/d to 12.6 mm b/d, up from 11.9 mm b/d average in 2022. On the demand side, the International Energy Agency (IEA) projects world crude consumption will increase by 2.2 million b/d in 2023 to a record 102 million b/d. Global demand is being driven by China after the country lifted its Covid restrictions. Finally, U.S. & global inventories are projected to decline as we head into the summer driving months.

With lower commodity prices during the period, the midstream sector proved to be defensive, outperforming exploration and production companies (E&Ps) and other energy subsectors. Midstream’s strong fundamentals, attractive valuations, defensive characteristics in a higher rate and inflationary environment supported outperformance on a relative basis. The first half of 2023 underscored several 2022 themes in resilient quarterly earnings and return of capital to shareholders. The banking crisis in March provided another opportunity to highlight the resiliency of the asset class. Energy infrastructure credit facilities were and remain largely undrawn with an average utilization of 10%. With significant free cash flow today and expectations for growing free cash flow in future years we believe there is limited need for credit facilities.

Recession concerns weighed on investor psyche highlighted by the banking crisis in March. While there were several recessions in the last 40 years, energy demand increased in 38 out of the last 40 years (2008 and 2020 decreased). Due to actions taken during 2020 recession, we believe the energy sector, and specifically midstream, is well prepared to deal with another potential recession. The world remains undersupplied in energy, and we believe sector balance sheets are in much better shape than in past recessions including 2001, 2008 and 2020.

The balanced return of capital story continued for investors via debt reduction, share buybacks and increased distributions. Debt paydown across the sector continued to be paramount led by Enterprise Product Partners which lowered its targeted leverage to 3.0x. In March, S&P upgraded EPD’s credit rating to A- by S&P. This is the first time we recall a midstream company with A rated debt! Western Midstream and Cheniere Energy are other midstream companies which saw improvement in their debt ratings during the first half of the fiscal year. Distribution growth continued in Q1 2023 as companies targeted a return to pre-COVID levels and midstream companies ended 2022 with a total of $4.8 billion in stock repurchased.

The significant free cash flow is increasingly making midstream assets and companies’ attractive merger & acquisition (M&A) targets. In May, ONEOK announced plans to acquire Magellan Midstream Partners (MMP) at a 22% premium. The deal is contingent upon shareholder vote and could close in the second half of 2023. DCP Midstream was also acquired by Phillips 66 at a significant premium during the first half of 2023. In both instances, we believe the companies being acquired operate critical energy infrastructure assets and are undervalued due to their high free cash flow generation potential over the next decade and beyond. Dealmaking is also happening in the private markets. In March, Energy Transfer announced the acquisition of privately owned Lotus Midstream. Management expects this transaction to deliver immediate accretion to free cash flow per unit driven by significant overlap of existing assets. Importantly, companies are controlling energy volumes throughout their value chain. Increasing volumes helps incumbent midstream companies maintain a competitive advantage.

Another continuing theme for energy infrastructure companies is the focus on export related infrastructure. With energy security a higher priority and concern around natural gas inventories, Europe is increasingly importing U.S. liquefied natural gas (LNG). The first half of the 2023 fiscal year saw two Final Investment Decisions (FIDs) proceed to construction at Sempra’s Port Arthur LNG project and Venture Global’s Plaquemines LNG project. Additionally, Cheniere made progress with counterparties for the company’s Sabine Pass Liquefaction Expansion Project. The U.S. remains on track to roughly double LNG export capacity by the end of the decade.

Despite all the positives, risks to our outlook remain. In 2023, we expect a more mixed setup for natural gas, as supply outpaces demand. Unseasonably warm winter lessened the gas demand for Europe and North America. Further, the delayed restart of Freeport LNG, offline since the second half of 2022 through February 2023, kept more gas inventories from being exported globally. While supply remains abundant in the short-term, we expect more demand pull for natural gas in the back half of the decade. This demand will

(unaudited)

2	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

come from LNG facilities coming online and increased demand for natural gas through power generation. Gas and its reliability and affordability is a key resource for utilities. An example of this is the recent Texas law passed with anti-renewables provisions in ERCOT coupled with low-cost loans for new conventional generation.

On the regulatory front there continues to be hurdles for energy infrastructure mega-projects. During the period, projects faced mixed results around legislative and cost hurdles. On the positive side, the long-disputed Mountain Valley Pipeline received its required construction permits via the debt ceiling bill. The pipeline now expects to go into service in late 2023 or early 2024. On the negative side, TransCanada’s (TRP) Costal Gas Link, located on the west coast of Canada, is facing delays due to cost overruns, which TRP announced would increase 30%. These examples highlight the importance of cash flowing infrastructure already in the ground. Lastly, the Environmental Protection Agency (EPA) officially unveiled its latest proposal to stunt emissions from coal and gas power plants with most of the limitations appearing to take effect starting in 2035. The EPA projects that less than 20% of existing gas plants would be impacted, but for coal plants looking to run through 2040, the plants would need to switch to running on natural gas 40% of the time. This decision is likely to be litigated but is noteworthy in that the push towards natural gas is one we advocated for historically.

Sustainable water

The water sector, as measured by the Ecofin Global Water ESG Net Total Return Index, returned 2.95% for the semi-annual period. During the period, earnings growth expectations continued to remain strong relative to equity returns. Inflation and supply chain headwinds moderated somewhat. While market volatility may continue, we remain bullish on water, as the sector has less overall economic sensitivity and better growth prospects, and valuations imply potential upside if the market weakens. The secular tailwinds in the water sector should continue to provide momentum as attractive earnings growth underpins strong risk-adjusted equity performance over the medium-to long term. We believe that companies with exposure to end-markets with healthy momentum will execute through continued inflation and economic growth headwinds to provide relatively strong earnings growth.

Concluding thoughts

We continue to stand by our positive long-term outlook for the energy infrastructure and water sectors.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The S&P Energy Select Sector® Index is |a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships. The Ecofin Global Water ESG IndexSM is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries.

TIS Advisors has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Ecofin Global Water ESG IndexSM. These Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating these Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by TIS Advisors and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

Tortoise Indices are the exclusive property of TIS Advisors.

Free cash flow is the cash a company produces through its operations, less the cost of total capital expenditures (growth and maintenance).

It is not possible to invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited)

TortoiseEcofin	3

Tortoise North American Pipeline Fund

Top ten holdings (as of May 31, 2023)
1.	Targa Resources Corp.	9.5%
2.	Cheniere Energy, Inc.	9.5%
3.	Enbridge, Inc.	7.7%
4.	The Williams Companies, Inc.	7.5%
5.	Kinder Morgan, Inc.	7.5%
6.	Plains GP Holdings, L.P	5.3%
7.	MPLX LP	4.8%
8.	Energy Transfer LP	4.8%
9.	Pembina Pipeline Corporation	4.6%
10.	ONEOK, Inc.	4.3%

TPYP key benefits

●	Access to the sizable pipeline network of one of the world’s largest consumers of energy
●	Attractive total return potential in a historically defensive sector
●	Flow-through structure allows for tax-efficient access to the pipeline sector
●	Exposure to Tortoise North American Pipeline IndexSM
–	Effectively represents the characteristics of the market
–	Proprietary, research-driven and rules-based methodology
–	Constituent caps to allow for broader representation of the market and investability

Value of $10,000 vs. Tortoise North American Pipeline IndexSM

Since inception on June 29, 2015 through May 31, 2023

This chart illustrates the performance of a hypothetical $10,000 investment made on June 29, 2015 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since June 29, 2015 through May 31, 2023. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. Returns include reinvested dividends. You cannot invest directly in an index.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

4	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Tortoise North American Pipeline Fund (continued)

Total returns (as of May 31, 2023)

Ticker	6 Months	1 year	3 year	5 year	Since inception(1)	Gross expense ratio
TPYP @ Market	-8.72%	-10.15%	16.49%	5.62%	3.90%	0.40%
TPYP @ NAV	-8.52%	-10.07%	16.44%	5.67%	3.90%	0.40%
S&P 500® Index(2)	3.33%	2.92%	12.92%	11.01%	11.42%	—
TNAPT(3)	-8.23%	-9.52%	17.28%	6.20%	4.48%	—

(1)	Reflects period from fund inception on June 29, 2015 through May 31, 2023
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

TortoiseEcofin	5

Ecofin Global Water ESG Fund

Top ten holdings (as of May 31, 2023)

1.	Xylem, Inc.	8.9%
2.	American Water Works Co., Inc.	7.9%
3.	Ferguson PLC	7.9%
4.	Ecolab Inc.	7.8%
5.	Veolia Environnement SA	6.7%
6.	Geberit AG	6.6%
7.	Pentair PLC	4.0%
8.	Severn Trent Plc	4.0%
9.	United Utilities Group PLC	3.9%
10.	Essential Utilities, Inc.	3.9%

EBLU key benefits

●	Provides access to the water infrastructure, management and treatment companies that we believe appear poised to benefit from the expected and much needed investment in rebuilding existing infrastructure, constructing new infrastructure and better managing this vital, but finite resource
●	Flow-through ETF structure provides tax-efficient access to the water sector
●	Purest exposure to the water industry by incorporating a fundamental weighting aspect
●	Continuous liquidity
●	Exposure to the Ecofin Global Water ESG Index®
–	Proprietary, rules-based, research-driven methodology
–	Fundamental weighting technique provides significant direct exposure to the water industry
–	Backed by Tortoise’s proprietary fundamental research and index generation process

Value of $10,000 vs. Ecofin Global Water ESG Index®

Since inception on February 14, 2017 through May 31, 2023

This chart illustrates the performance of a hypothetical $10,000 investment made on February 14, 2017 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the

The performance data quoted above represents past performance since February 14, 2017 through May 31, 2023. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Ecofin Global Water ESG Index® is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

(unaudited)

6	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Ecofin Global Water ESG Fund (continued)

Total returns (as of May 31, 2023)

Ticker	6 Months	1 year	3 year	5 year	Since inception(1)	Gross expense ratio
EBLU @ Market	2.62%	2.64%	9.65%	7.61%	8.80%	0.40%
EBLU @ NAV	2.66%	2.95%	9.73%	7.96%	8.84%	0.40%
S&P 500® Index(2)	3.33%	2.92%	12.92%	11.01%	11.67%	—
Ecofin Global Water ESG Index®(3)	2.95%	2.99%	9.91%	8.26%	9.50%	—

(1)	Reflects period from fund inception on February 14, 2017 through May 31, 2023.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Ecofin Global Water ESG Index® is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

TortoiseEcofin	7

Tortoise North American Pipeline Fund

Investing involves risk. Principal loss is possible. The Fund has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the index. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Ecofin Global Water ESG Fund

Investment in the water infrastructure and management industry may significantly affect the value of the shares of the Fund. Companies in the water industry are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation influences. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The Fund is not actively managed, and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the index or the selling of the security is otherwise required upon a rebalancing of the index. There is no guarantee that the Fund will achieve a high degree of correlation to the index and therefore achieve its investment objective. The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (RIC). To maintain the Fund’s qualification for federal income tax treatment as a RIC, the Fund must meet certain source of income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Cash flow is the total amount of money moving into and out of a business.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the fund.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

(unaudited)

8	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 - May 31, 2023).

Actual expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise North American Pipeline Fund
	Beginning Account Value (12/01/2022)	Ending Account Value (05/31/2023)	Expenses Paid During Period (1) (12/01/2022 – 05/31/2023)
Actual(2)	$1,000.00	$ 914.80	$1.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.94	$2.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2023 of -8.52%.

Ecofin Global Water ESG Fund
	Beginning Account Value (12/01/2022)	Ending Account Value (05/31/2023)	Expenses Paid During Period (1) (12/01/2022 – 05/31/2023)
Actual(2)	$1,000.00	$1,026.60	$2.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.94	$2.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2023 of 2.66%.

(unaudited)

TortoiseEcofin	9

Tortoise North American Pipeline Fund
Schedule of Investments (unaudited)

May 31, 2023

	Shares	Fair Value
Common Stock — 81.1%(1)
Canada Crude Oil Pipelines — 12.0%(1)
Enbridge Inc.	976,045	$34,356,784
Gibson Energy Inc.	285,458	4,607,281
Pembina Pipeline Corporation	593,455	17,967,588
		56,931,653

Canada Natural Gas/Natural Gas Liquids Pipelines — 11.9%(1)
AltaGas Ltd.	569,407	9,655,800
Keyera Corp.	463,552	10,346,686
TC Energy Corporation	926,512	36,078,377
		56,080,863

United States Crude Oil Pipelines — 0.5%(1)
Plains GP Holdings, L.P.	190,626	2,592,514

United States Local Distribution Companies — 17.0%(1)
Atmos Energy Corporation	177,781	20,494,594
Chesapeake Utilities Corporation	35,437	4,525,305
New Jersey Resources Corporation	195,982	9,495,328
NiSource Inc.	721,428	19,399,199
Northwest Natural Holding Co.	70,085	2,992,629
ONE Gas, Inc.	109,502	8,863,092
Southwest Gas Corporation	131,434	7,692,832
Spire Inc.	106,319	6,865,018
		80,327,997

United States Natural Gas Gathering/Processing — 5.2%(1)
Antero Midstream Corp.	677,424	6,916,499
Archrock, Inc.	267,252	2,405,268
EnLink Midstream, LLC	491,792	4,799,890
Equitrans Midstream Corp.	875,205	7,465,499
Hess Midstream LP	48,163	1,343,266
Kinetik Holdings, Inc.	43,788	1,424,423
		24,354,845

United States Natural Gas/Natural Gas Liquids Pipelines — 34.5%(1)
Cheniere Energy, Inc.	229,807	32,120,124
DT Midstream, Inc.	94,916	4,314,881
Excelerate Energy, Inc.	17,010	315,706
Kinder Morgan, Inc.	2,120,078	34,154,457
National Fuel Gas Company	185,705	9,454,242
New Fortress Energy LLC	95,890	2,519,030
ONEOK, Inc.	479,007	27,140,537
Targa Resources Corp.	261,821	17,816,919
The Williams Companies, Inc.	1,233,734	35,358,816
		163,194,712

Total Common Stock (Cost $377,325,927)		383,482,584

Master Limited Partnerships and Related Companies — 18.8%(1)
United States Crude Oil Pipelines — 1.9%(1)
Delek Logistics Partners LP	8,542	459,560
Genesis Energy, L.P.	109,400	1,055,710
NuStar Energy L.P.	96,331	1,573,085
Plains All American Pipeline, L.P.	444,187	5,738,896
		8,827,251

United States Natural Gas Gathering/Processing — 1.7%(1)
Crestwood Equity Partners LP	75,990	1,949,903
USA Compression Partners LP	49,986	933,739
Western Midstream Partners LP	191,300	4,828,412
		7,712,054

United States Natural Gas/Natural Gas Liquids Pipelines — 9.2%(1)
Cheniere Energy Partners, L.P.	36,107	1,604,956
DCP Midstream Partners, LP	89,972	3,741,936
Energy Transfer LP	1,518,448	18,828,755
Enterprise Products Partners L.P.	768,046	19,454,605
		43,630,252

United States Refined Product Pipelines — 6.0%(1)
CrossAmerica Partners LP	17,850	324,156
Global Partners LP	27,027	781,080
Holly Energy Partners, L.P.	44,669	766,967
Magellan Midstream Partners, L.P.	203,769	12,268,931
MPLX LP	358,306	11,945,922
Sunoco LP	54,247	2,332,079
		28,419,135
Total Master Limited Partnerships and Related Companies (Cost $66,467,218)		88,588,692

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Invesco Government & Agency Portfolio — Institutional Class, 5.04%(2) (Cost $49,608)	49,608	49,608

Total Investments — 99.9%(1) (Cost $443,842,753)		472,120,884
Other Assets in Excess of Liabilities, Net — 0.1%(1)		672,396
Total Net Assets — 100.0%(1)		$472,793,280

(1)	Calculated as a percentage of net assets.
(2)	Rate indicated is the current yield as of May 31, 2023.
See accompanying Notes to Financial Statements.

10	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Ecofin Global Water ESG Fund
Schedule of Investments (unaudited)

May 31, 2023

	Shares	Fair Value
Common Stock — 99.5%(1)
Canadian Water Infrastructure — 2.9%(1)
Stantec, Inc.	23,465	$1,358,464

France Water Infrastructure — 6.7%(1)
Veolia Environnement SA	106,605	3,138,189

Hong Kong Water Equipment/Services — 0.3%(1)
China Lesso Group Holdings Ltd.	209,327	138,207

Hong Kong Water Infrastructure —%(1)
CT Environmental Group Limited(2)(3)	113,060	—

Japan Water Equipment/Services — 4.8%(1)
Kurita Water Industries Ltd.	22,595	926,018
Lixil Corp.	60,500	781,626
Rinnai Corp.	25,300	537,687
		2,245,331

Japan Water Infrastructure — 0.3%(1)
Organo Corp.	5,600	151,129

Switzerland Water Equipment/Services — 10.3%(1)
Ferguson PLC	25,183	3,657,360
Georg Fischer AG	17,378	1,145,813
		4,803,173

Switzerland Water Management — 6.6%(1)
Geberit AG	5,807	3,075,813

United Kingdom Water Equipment/Services — 4.4%(1)
Genuit Group Plc	52,487	207,300
Pentair PLC	33,546	1,860,797
		2,068,097

United Kingdom Water Infrastructure — 9.1%(1)
Pennon Group Plc	54,967	528,890
Severn Trent Plc	53,818	1,856,439
United Utilities Group PLC	144,862	1,824,538
		4,209,867

United States Equipment/Services — 18.0%(1)
Advanced Drainage Systems, Inc.	13,553	1,311,524
Aris Water Solutions, Inc.	5,589	51,363
Energy Recovery Inc.(2)	11,803	281,029
Franklin Electric Co., Inc.	8,201	745,963
IDEX Corporation	8,373	1,667,567
Select Water Solutions, Inc.	17,567	127,536
Xylem, Inc.	41,560	4,164,348
		8,349,330

United States Water Infrastructure — 3.3%(1)
Tetra Tech, Inc.	11,224	1,542,963

United States Water Management — 9.6%(1)
A.O. Smith Corporation	26,877	1,718,515
Badger Meter, Inc.	6,170	850,658
Lindsay Corporation	2,315	272,707
Watts Water Technologies, Inc.	5,751	911,246
Zurn Elkay Water Solutions Corp.	30,731	691,755
		4,444,881

United States Water Treatment — 7.8%(1)
Ecolab Inc.	22,020	3,634,401

United States Water Utilities — 14.1%(1)
American Water Works Co., Inc.	25,446	3,675,674
California Water Service Group	11,556	657,652
Core & Main, Inc.(2)	15,239	407,491
Essential Utilities, Inc.	44,093	1,796,349
		6,537,166
Total Common Stock (Cost $48,008,026)		46,329,681

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
First American Government Obligations Fund, Class X, 4.97%(4) (Cost $29,554)	29,554	29,554

Total Investments — 99.6%(1) (Cost $48,037,580)		46,359,235
Other Assets in Excess of Liabilities, Net — 0.4%(1)		179,902
Total Net Assets — 100.0%(1)		$46,539,137

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Value determined using significant unobservable inputs.
(4)	Rate indicated is the current yield as of May 31, 2023.

See accompanying Notes to Financial Statements.

TortoiseEcofin	11

Statements of Assets & Liabilities (unaudited)

May 31, 2023

	Tortoise North American Pipeline Fund	Ecofin Global Water ESG Fund
Assets:
Investments, at fair value (cost $443,842,753, and $48,037,580, respectively)	$472,120,884	$46,359,235
Foreign Cash (cost $487)	485	—
Dividends & interest receivable	835,550	191,276
Total assets	472,956,919	46,550,511
Liabilities:
Payable to Adviser	163,639	11,374
Total liabilities	163,639	11,374
Net Assets	$472,793,280	$46,539,137
Net Assets Consist of:
Capital Stock	$445,395,972	$50,559,096
Total distributable earnings (loss)	27,397,308	(4,019,959)
Net Assets	$472,793,280	$46,539,137

Net Assets	$472,793,280	$46,539,137
Shares issued and outstanding(1)	20,050,000	1,200,000
Net asset value, redemption price and offering price per share	$23.58	$38.78

(1)	Unlimited shares authorized.

See accompanying Notes to Financial Statements.

12	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Statements of Operations (unaudited)

For the Six Months Ended May 31, 2023

	Tortoise North American Pipeline Fund	Ecofin Global Water ESG Fund
Investment Income:
Dividends and distributions from common stock	$10,702,015	$622,143
Distributions from master limited partnerships	4,160,354	—
Less: return of capital on distributions(1)	(6,002,818)	—
Less: foreign taxes withheld	(555,958)	(41,841)
Net dividends and distributions from investments	8,303,593	580,302
Dividends from money market mutual funds	14,189	2,633
Total investment income	8,317,782	582,935
Expenses:
Advisory fees (See Note 5)	1,068,880	104,976
Total expenses	1,068,880	104,976
Net Investment Income	7,248,902	477,959
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency:
Net realized gain on investments, including foreign currency gain	33,265,054	1,000,516
Net change in unrealized appreciation (depreciation) of investments and translations of foreign currency	(87,978,360)	87,614
Net Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency:	(54,713,306)	1,088,130
Net Increase (Decrease) in Net Assets Resulting from Operations	$(47,464,404)	$1,566,089

(1)	Return of capital may be in excess of current year distributions due to prior year adjustments. See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

TortoiseEcofin	13

Statements of Changes in Net Assets

	Tortoise North American Pipeline Fund		Ecofin Global Water ESG Fund
	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Six Months Ended May 31, 2023	Year Ended November 30, 2022
	(unaudited)		(unaudited)
Operations
Net investment income	$7,248,902	$11,912,961	$477,959	$889,106
Net realized gain (loss) on investments, including foreign currency gain (loss)	33,265,054	19,391,183	1,000,516	(1,549,661)
Net change in unrealized appreciation (depreciation) of investments and translations of foreign currency	(87,978,360)	86,421,188	87,614	(10,934,143)
Net increase (decrease) in net assets resulting from operations	(47,464,404)	117,725,332	1,566,089	(11,594,698)
Capital Share Transactions
Proceeds from shares sold	89,594,070	103,555,969	—	17,971,310
Payments for shares redeemed	(116,216,285)	(59,626,315)	(15,496,280)	(8,774,660)
Net increase (decrease) in net assets resulting from capital share transactions	(26,622,215)	43,929,654	(15,496,280)	9,196,650
Distributions to Shareholders
From distributable earnings	(6,443,070)	(11,182,243)	(567,172)	(1,033,125)
From tax return of capital	(6,704,490)	(12,160,551)	—	—
Total distributions to shareholders	(13,147,560)	(23,342,794)	(567,172)	(1,033,125)
Total Increase (Decrease) in Net Assets	(87,234,179)	138,312,192	(14,497,363)	(3,431,173)
Net Assets
Beginning of period	560,027,459	421,715,267	61,036,500	64,467,673
End of period	$472,793,280	$560,027,459	$46,539,137	$61,036,500
Transactions in Shares
Shares sold	3,550,000	4,150,000	—	450,000
Shares redeemed	(4,700,000)	(2,450,000)	(400,000)	(200,000)
Net increase (decrease)	(1,150,000)	1,700,000	(400,000)	250,000

See accompanying Notes to Financial Statements.

14	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Tortoise North American Pipeline Fund
Financial Highlights

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$26.42	$21.63	$17.50	$22.18	$21.99	$22.87
Investment operations:
Net investment income(2)	0.26	0.62	0.43	0.48	0.62	0.69
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	(2.51)	5.28	4.74	(4.12)	0.55	(0.64)
Total from investment operations	(2.25)	5.90	5.17	(3.64)	1.17	0.05
Less distributions from:
Net investment income	(0.29)	(0.51)	(0.46)	(0.42)	(0.45)	(0.53)
Net realized gains	—	—	—	—	—	—
Return of capital	(0.30)	(0.60)	(0.58)	(0.62)	(0.53)	(0.40)
Total distributions	(0.59)	(1.11)	(1.04)	(1.04)	(0.98)	(0.93)
Net asset value, end of period	$23.58	$26.42	$21.63	$17.50	$22.18	$21.99
Total Return(3)	(8.52)%	27.89%	30.10%	(15.74)%	5.22%	0.15%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$472,793	$560,027	$421,715	$359,713	$413,585	$187,993
Ratios to average net assets:
Expenses (4)	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income(4)	2.71%	2.27%	2.20%	2.34%	2.01%	2.11%
Portfolio turnover rate(3)	10%	12%	17%	28%	13%	16%

(1)	For a Fund share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2021, 2020, 2019, and 2018 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	15

Ecofin Global Water ESG Fund
Financial Highlights

	Six Months Ended May 31, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$38.15	$47.75	$38.05	$33.06	$27.27	$30.07
Investment operations:
Net investment income	0.39	0.59	0.77	0.57	0.56	0.34
Net realized and unrealized gain (loss) on investments and translations of foreign currency	0.61	(9.44)	9.42	4.88	5.76	(2.65)
Total from investment operations	1.00	(8.85)	10.19	5.45	6.32	(2.31)
Less distributions from:
Net investment income	(0.37)	(0.75)	(0.49)	(0.46)	(0.53)	(0.30)
Net realized gains	—	—	—	—	—	(0.19)
Total distributions	(0.37)	(0.75)	(0.49)	(0.46)	(0.53)	(0.49)
Net asset value, end of period	$38.78	$38.15	$47.75	$38.05	$33.06	$27.27
Total Return(2)	2.66%	(18.73)%	26.98%	16.80%	23.42%	(7.76)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$46,539	$61,037	$64,468	$20,927	$14,875	$4,091
Ratios to average net assets:
Expenses(3)	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income(3)	1.82%	1.52%	2.22%	1.74%	2.01%	1.24%
Portfolio turnover rate(2)	12%	26%	21%	19%	16%	36%

(1)	For a Fund share outstanding for the entire period.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

16	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Notes to Financial Statements (unaudited)

May 31, 2023

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise North American Pipeline Fund (the “North American Pipeline Fund”) and the Ecofin Global Water ESG Fund (the “Global Water ESG Fund (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the North American Pipeline Fund seeks investment results that correspond generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline IndexSM (the “North American Pipeline Index”). The Fund commenced operations on June 29, 2015.

The investment objective of the Global Water ESG Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Ecofin Global Water ESG IndexSM (the “Water Index”). The Fund commenced operations on February 14, 2017.

Shares of the North American Pipeline Fund and Global Water ESG Fund are listed and traded on the NYSE Arca, Inc. (the “NYSE”). Market prices for the shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe, with cash included to balance to the Creation Unit total. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e. creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The standard fixed creation transaction fee for each Fund is $500, which is payable by the Advisor. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions. Variable fees received by the Funds are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of May 31, 2023, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2023, the Funds did not incur any interest or penalties. Each of the tax years in the four-year period ended November 30, 2022 remain subject to examination by taxing authorities for the North American Pipeline Fund and Global Water ESG Fund.

TortoiseEcofin	17

Notes to Financial Statements (unaudited) (continued)

Securities Transactions, Income and Distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the period ended May 31, 2023, the North American Pipeline Fund reallocated the amount of return of capital recognized based on the 2022 tax reporting received. The impact of this adjustment is a decrease to return of capital of approximately $360,881.

The North American Pipeline Fund will make distributions of net investment income, if any, quarterly. The Global Water ESG Fund will make distributions of net investment income, if any, semiannually. The Funds will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. These differences are primarily due to redemptions in kind, return of capital distributions and book/tax differences from underlying investments.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Share Valuation — The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The North American Pipeline Fund’s shares and Ecofin Global Water ESG Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Funds are equal to the Funds’ net asset value per share.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

Illiquid Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees (the “Board”) as reflecting fair value. The Funds will not hold more than 15% of the value of its net assets in illiquid securities. At May 31, 2023, the Global Water ESG Fund had investments in illiquid securities with a total value of $0 or 0.0% of total net assets. At May 31, 2023, the North American Pipeline Fund did not hold any illiquid securities.

Fund	Security	Shares	Date Acquired	Cost Basis
Global Water ESG Fund	CT Environmental Group Limited	113,060	6/2018	$ 15,150

18	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Notes to Financial Statements (unaudited) (continued)

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Funds and their Valuation Designee (as defined below) in calculating the Funds’ NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Funds have designated Tortoise Index Solutions, LLC d/b/a TIS Advisors (the “Adviser”) as their “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of May 31, 2023:

North American Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$383,482,584	$—	$—	$383,482,584
Master limited partnerships	88,588,692	—	—	88,588,692
Short-term investment	49,608	—	—	49,608
Total investments in securities	$472,120,884	$—	$—	$472,120,884

Global Water ESG Fund	Level 1	Level 2	Level 3	Total
Common stock	$46,329,681	$—	$—	$46,329,681
Short-term investment	29,554	—	—	29,554
Total investments in securities	$46,359,235	$—	$—	$46,359,235

Refer to each Fund’s Schedule of Investments for additional industry information.

TortoiseEcofin	19

Notes to Financial Statements (unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Global Water ESG Fund	Investments in Securities
Balance as of 11/30/2022	$—
Accrued discounts/ premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into and/or out of Level 3	—
Balance as of 5/31/2023	$—
Net unrealized depreciation of Level 3 Securities as of May 31, 2023	$(15,150)

4. Concentration Risk

Because the North American Pipeline Fund’s assets are concentrated in the energy pipeline industry and the Global Water ESG Fund’s assets are concentrated in the water industry, the Funds are subject to loss due to adverse occurrences that may affect those industries. Funds that primarily invest in a particular industry may experience greater volatility than funds investing in a broad range of industries.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Index Solutions, LLC (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.40% of each Fund’s average daily net assets. The Adviser bears the cost of all advisor and non-advisory services required to operate each Fund.

The Adviser has engaged Vident Investment Advisory, LLC (the “Sub-Adviser”) as the Sub-Adviser to the Funds. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Funds’ portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to the Sub-Adviser by the Adviser.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees and monitors the activities of the Funds’ custodian, transfer agent and accountants. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.

20	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Notes to Financial Statements (unaudited) (continued)

6. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities, short-term investments and in-kind transactions, by each Fund for the period ended May 31, 2023, were as follows:

	Purchases	Sales
North American Pipeline Fund	$53,609,502	$53,699,791
Global Water ESG Fund	6,464,629	6,469,723

During the period ended May 31, 2023, in-kind transactions associated with creation and redemptions were as follows:

	Purchases	Sales
North American Pipeline Fund	$89,463,102	$116,197,709
Global Water ESG Fund	—	15,433,909

During the period ended May 31, 2023, net capital gains resulting from in-kind redemptions were as follows:

North American Pipeline Fund	$37,794,256
Global Water ESG Fund	2,434,720

7. Federal Tax Information

As of November 30, 2022, the Funds’ most recently completed fiscal year end, the cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	North American Pipeline Fund	Global Water ESG Fund
Cost of investments	$449,613,064	$63,947,907
Gross unrealized appreciation	130,147,863	4,564,707
Gross unrealized depreciation	(38,397,274)	(7,683,468)
Net unrealized appreciation (depreciation)	91,750,589	(3,118,761)
Undistributed ordinary income	—	469,619
Undistributed long-term capital gain	—	—
Total distributable earnings	—	469,619
Other accumulated losses	(3,741,317)	(2,369,734)
Total accumulated gain (loss)	$88,009,272	$(5,018,876)

The difference between book and tax-basis cost is attributable primarily to wash sales and master limited partnership (“MLP”) adjustments.

As of November 30, 2022, the North American Pipeline Fund had a short-term capital loss carryforward of $1,796,024 and a long-term capital loss carryforward of $1,945,293, the Global Water ESG Fund had a short-term capital loss carryforward of $971,502 and a long-term capital loss carryforward of $1,398,232, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2022 tax reporting information from the individual MLPs. As of November 30, 2022, the Tortoise North American Pipeline Fund utilized $3,978,914 of capital loss carryforwards in the current year.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into its next fiscal year qualified late year ordinary losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of its fiscal year, November 30, 2022. The Funds did not defer any late year ordinary losses for the taxable year ended November 30, 2022.

TortoiseEcofin	21

Notes to Financial Statements (unaudited) (continued)

During the period ended May 31, 2023, the Funds paid the following distributions to shareholders:

	North American Pipeline Fund	Global Water ESG Fund
Ordinary income*	$6,443,070	$567,172
Long-term capital gains**	—	—
Return of capital	6,704,490	—
Total distributions	$13,147,560	$567,172

During the year ended November 30, 2022, the Funds paid the following distributions to shareholders:

	North American Pipeline Fund	Global Water ESG Fund
Ordinary income*	$11,182,243	$1,033,125
Long-term capital gains**	—	—
Return of capital	12,160,551	—
Total distributions	$23,342,794	$1,033,125
*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

8. Subsequent Events

On June 21, 2023, the North American Pipeline Fund paid an income distribution to shareholders in the amount of $6,510,850, or $0.33050000 per share.

On June 21, 2023, the Global Water ESG Fund paid an income distribution to shareholders in the amount of $449,233, or $0.37436111 per share.

On June 1, 2023, the Adviser engaged Exchange Traded Concepts, LLC as the sub-adviser (the “Sub-Adviser”) to the Funds. Prior to June 1, 2023, Vident Investment Advisory, LLC served as sub-adviser to the Funds. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Funds’ portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to the Sub-Adviser by the Adviser.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

22	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Investment Advisory Agreement (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — Tortoise Index Solutions, LLC

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT — Vident Investment Advisory, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 23-24, 2023, the Trust’s Board of Trustees (“Board”), each of whom was present virtually via video conference, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the renewal of the investment advisory agreement between the Trust and Tortoise Index Solutions, LLC (“TIS” or the “Adviser”) (the “Investment Advisory Agreement”), and the investment sub-advisory agreement between the Adviser and Vident Investment Advisory, LLC (“Vident” or the “Sub-Adviser”) (the “Sub-Advisory Agreement”), each regarding the Ecofin Global Water ESG Fund and Tortoise North American Pipeline Fund (each a “Fund” or collectively, the “Funds”), for an another annual term.

Prior to this meeting and at a meeting held on January 5, 2023, the Trustees received and considered information from TIS, Vident and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum and advice from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by TIS and Vident with respect to the Fund; (2) the Fund’s historical performance; (3) the costs of the services provided by TIS and the profits realized by TIS from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee and sub-advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to TIS and its affiliates and Vident resulting from services rendered to the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board throughout the course of the year, including a presentation to the Board by representatives of TIS, and the Support Materials, the Board concluded that the overall arrangements between the Trust and TIS set forth in the Investment Advisory Agreement, and the overall arrangements between the TIS and Vident set forth in the Investment Sub-Advisory Agreement, as each relates to each Fund, continue to be fair and reasonable in light of the services that TIS and Vident perform, the investment advisory fees that each receives for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, as each relates to each Fund, are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that TIS provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) providing for, and supervising through the use of Vident as sub-adviser, the general management and investment of each Fund’s investment portfolio; (2) voting proxies with respect to each Fund’s portfolio securities; (3) maintaining the required books and records for transactions that TIS and Vident effect on behalf of each Fund; (4) selecting, or overseeing the selection by Vident of, broker-dealers to execute orders on behalf of each Fund; and (5) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees reviewed TIS’ financial statements, assets under management, capitalization and the assets under management of other affiliated investment advisers in the TortoiseEcofin family of advisers. The Trustees concluded that TIS has sufficient resources to support the management of the Funds. The Trustees noted that TIS had been managing the underlying indices that the Funds track as their principal investment strategies. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that TIS provides to the Funds under the Investment Advisory Agreement.

Similar to the review of TIS, the Trustees considered the scope of services that Vident provides under the Investment Sub-Advisory Agreement, noting that such services include, but are not limited to, the following with respect to the assets managed in conjunction with the Adviser: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) maintaining the required books and records for transactions that Vident effects on behalf of each Fund; (3) selecting broker-dealers to execute orders on behalf of the Funds; and (4) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees considered Vident’s capitalization as well as its significant experience serving as sub-adviser to other exchange-traded funds in a capacity similar to which it serves as sub-adviser to the Funds. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Vident provides to each Fund under the Investment Sub-Advisory Agreement.

TortoiseEcofin	23

Investment Advisory Agreement (unaudited) (continued)

Fund Historical Performance and the Overall Performance of TIS and Vident. In assessing the quality of the portfolio management delivered by TIS and Vident, the Trustees reviewed the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to an appropriate benchmark index, each Fund’s Morningstar category (“Category”) as well as a smaller sub-set of peer funds (“Cohort”), and the benchmark tracked by each Fund (“Reference Index”). When reviewing each Fund’s performance against its respective Category and Cohort, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in its Category and Cohort. The Board also noted that Vident began serving as a sub-adviser to each Fund in March 2020, and that consequently, each Fund’s historical performance for periods prior to that date was not relevant to the Board’s evaluation of Vident.

●	Tortoise North American Pipeline Fund. The Trustees noted that the Fund had underperformed the Category and Cohort averages for all periods presented, except it had outperformed its Category average over the three-year and five-year periods ended September 30, 2022. The Trustees also noted that the Fund had had underperformed its benchmark over the three-year, five-year and since inception periods ended December 31, 2021, but outperformed its benchmark index over the year-to-date period ended September 30, 2022 and the one-year period ended December 31, 2021, and had closely tracked the Reference Index over all periods presented. The Trustees noted that the Fund’s performance included performance of a predecessor fund that was reorganized into the Fund.

●	Ecofin Global Water ESG Fund. The Trustees noted that the Fund had underperformed the Category and Cohort averages for all periods presented, except it had outperformed its Category average over the five-year period ended September 30, 2022. The Trustees also noted that the Fund had underperformed its benchmark over the year-to-date period ended September 30, 2022 and the since inception period ended December 31, 2021, outperformed its benchmark index over the one-year and three-year periods ended December 31, 2021, and had closely tracked the Reference Index over all periods presented.

Cost of Advisory Services and Profitability. The Trustees considered the management fees that each Fund pays to TIS under the Investment Advisory Agreement, as well as TIS’ profitability from services that TIS and its affiliates rendered to each Fund during the one-year period ended September 30, 2022. The Trustees noted that each Fund was proposing to continue to utilize a unitary fee structure and that there would be no fees charged to either Fund beyond the management fee. The Trustees considered the profitability of TIS’ service relationship with the Tortoise North American Pipeline Fund and noted that the relationship with the Ecofin Global Water ESG Fund had not been profitable.

The Board also reviewed and considered the sub-advisory fees payable by TIS to Vident under the Investment Sub-Advisory Agreement. The Board considered that the fees paid to Vident are paid by TIS from the unitary fee TIS receives from each Fund, and would not impact the overall advisory fee currently paid by the Funds. Consequently, the Trustees did not consider the costs of services provided by Vident or the profitability of its relationship with the Funds to be material factors for consideration given that Vident is not affiliated with TIS. The Board further determined that the fee reflected an appropriate allocation of the unitary fee paid to TIS given the role that each of TIS and Vident have in managing each Fund and noted that the fees reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by each Fund and those of funds in the same Category and Cohort.

●	Tortoise North American Pipeline Fund. The Trustees noted the Fund’s management fee and total expense were each below the Category and Cohort averages.

●	Ecofin Global Water ESG Fund. The Trustees noted the Fund’s management fee and total expense were each higher than the Cohort averages but below the Category averages.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that TIS’ advisory fee with respect to each Fund and the portion of such fee that it allocates to Vident continues to be reasonable.

Economies of Scale. The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Trustees took into account the fact that the unitary management fee for each Fund was in the 1st quartile of its Category. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase. Because the sub-advisory fee is not paid by the Funds, the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized as each Fund’s assets increase.

Other Benefits. The Trustees considered the direct and indirect benefits that are realized by TIS and its affiliates and Vident from its relationship with the Funds. The Trustees noted TIS and Vident do not utilize soft dollar arrangements with respect to portfolio transactions and that TIS and Vident do not use affiliated brokers to execute any Fund’s portfolio transactions. The Trustees considered that TIS and Vident may receive some form of reputational benefit from services rendered to the Funds but that such benefits are immaterial and cannot be quantified. The Trustees concluded that TIS and Vident do not receive additional material financial benefits from services rendered to the Funds.

24	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Investment Advisory Agreement (unaudited) (continued)

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT — Exchange Traded Concepts, LLC

At a meeting of the Board of Trustees of the Trust on May 23-24, 2023, the Board, including all of the Independent Trustees, considered and approved a sub-advisory agreement between Tortoise Index Solutions, LLC (“TIS”) and Exchange Traded Concepts, LLC (“ETC”), on behalf of each of the Tortoise North American Pipeline Fund and Ecofin Global Water ESG Fund (each a “Fund”, collectively the “Funds”) (“Sub-Advisory Agreement”), for an initial two-year term.

Prior to and at the meeting, the Trustees received and considered information from TIS and ETC designed to provide the Trustees with the information necessary to evaluate the approval of the Sub-Advisory Agreement (“Support Materials”). The Independent Trustees reviewed and considered each Fund’s investment strategy, services that ETC proposed to provide to the Funds, the proposed sub-advisory fees to be paid to ETC under the Sub-Advisory Agreement, and other matters that the Trustees deemed relevant. Before voting to approve the Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and considered the legal standards for the Trustees’ consideration of the approval of the Sub-Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that ETC will provide under the Sub-Advisory Agreement with respect to the Funds, noting that such services include but are not limited to the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective, policies and restrictions; (2) constructing baskets of securities to facilitate in-kind purchases and redemptions for the Funds; (3) selecting broker-dealers to execute orders on behalf of the Funds; (4) maintaining the required books and records for transactions ETC effects on behalf of the Funds; and (5) conducting portfolio compliance monitoring. The Trustees noted that the services to be provided under the Sub-Advisory Agreement were identical in all material respects to those services provided under the previous sub-advisory agreement with Vident Investment Advisory, LLC. In addition, the Trustees noted that TIS anticipated the Funds would benefit from ETC’s substantial research and trading resources.

Sub-Advisory Fees. The Board reviewed and considered the sub-advisory fees payable by TIS to ETC under the Sub-Advisory Agreement. The Board considered that the fees to be paid to ETC are paid by TIS from the unitary fee TIS receives from each Fund, and do not impact the overall advisory fees currently paid by each Fund. The Board also noted that the fees were slightly lower than the fees charged by the previous sub-adviser, Vident Investment Advisory, LLC, but did not consider this difference to be material or suggestive of a lower quality of services, and took into account the fact that the fees reflected an arm’s-length negotiation between TIS and ETC.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by ETC from its relationship with the Funds. The Trustees noted that soft dollar arrangements and affiliated brokers are not currently utilized by ETC. The Trustees considered that ETC may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that ETC is not expected to receive additional material benefits from its relationship with the Funds.

Based upon ETC’s presentation at the meeting and information from ETC and TIS designed to provide the Trustees with the information necessary to evaluate the terms of the Sub-Advisory Agreement, the Board concluded that the overall arrangements as set forth in the Sub-Advisory Agreement, are fair and reasonable in light of the services that ETC will perform, the sub-advisory fees that ETC will receive for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

TortoiseEcofin	25

Discussion of Liquidity Risk Management Program (unaudited)

Statement Regarding the Fund’s Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, Managed Portfolio Series (the “Trust”), on behalf of the Tortoise North American Pipeline Fund and Ecofin Global Water ESG Fund (each a “Fund” and together, the “Funds”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Tortoise Index Solutions, LLC (“Tortoise”) as the administrator of the Program (the “Program Administrator”). Personnel of Tortoise conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the TIS Liquidity Risk Management Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022 (the “Reporting Period”). No significant liquidity events impacting the Funds during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Tortoise manages and periodically reviews each Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. In the Report, Tortoise provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage each Fund’s liquidity risk and each Fund’ s investment strategy remains appropriate for an exchange-traded fund.

Pursuant to the Program, the TIS Liquidity Risk Management Committee oversaw the classification of each Fund’s portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Tortoise’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

Each Fund qualified as an in-kind ETF during the Reporting Period. Accordingly, each Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, each Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted that all redemptions in-kind during the Reporting Period were effectuated in accordance with the Trust’s Redemption in Kind Policy. The Report noted that, with respect to each Fund, the Program Administrator monitored bid-ask spreads, the level of active market participants, the relationship between market price and NAV, any divergence between basket composition and the Fund’s holdings, tracking error, and other market data that could indicate actual or perceived liquidity concerns and concluded that the Fund had efficient arbitrage and traded on the secondary markets as reasonably expected. The Report concluded: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk during the Reporting Period; and (ii) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

26	TortoiseEcofin

2023 Semi-Annual Report | May 31, 2023

Additional Information (unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-844-TR-INDEX or 1-844-874-6339.

Availability of Proxy Voting Information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339, or (2) on the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts

Information regarding how often shares of the Fund trades on the Exchange at a price about (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, free of charge, on the Fund’s website at etp.tortoiseecofin.com.

TortoiseEcofin	27

Additional Information (unaudited) (continued)

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires us to have in order to conduct our business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, to respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law.

The Trust maintains physical, electronic and procedural safeguards to protect Personal Information and requires its third parties service provides with access to such information to treat the Personal Information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of the your financial intermediary would govern how their non-public personal information would be shared with unaffiliated third parties.

With respect to the Funds, issues and redemptions of their shares at net asset value (“NAV”) occur only in large aggregations of a specified number of shares (e.g., 50,000) called “Creation Units.” Only Authorized Participants (“APs”) may acquire shares directly from an ETF, and only APs may tender their ETF shares for redemption directly to the ETF, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the Funds’ distributor, and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units.

Because of this structure, the Funds do not have any information regarding any “consumers” as defined in Rule 3 of Regulation S-P with respect to any ETFs, and consequently are not required by Regulation S-P to deliver a notice of the Funds’ privacy policy to any ETF shareholders.

28	TortoiseEcofin

Contacts

Board of Trustees

David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser

Tortoise Index Solutions, LLC
d/b/a TIS Advisors
6363 College Boulevard, Suite 100A
Overland Park, KS 66211

Independent Registered Public Accounting Firm

Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel

Stradley Ronon Stevens & Young LLP
2005 Market Street
Suite 2600
Philadelphia, PA 19103

844-TR-INDEX
(844-874-6339)

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-844-TR-INDEX or 1-844-874-6339.

6363 College Boulevard Overland Park, KS 66211 www.TortoiseEcofin.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	August 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	August 7, 2023

By (Signature and Title)	/s/ Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date	August 7, 2023